Quaker Houghton Second Quarter 2026 Results Investor Conference Call

Forward-Looking Statements This presentation contains “forward-looking statements” that fall under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Securities Act of 1933, as amended. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on assumptions, projections and expectations about future events that we believe are reasonable based on currently available information, including statements regarding the potential effects of economic downturns; tariffs, including retaliatory tariffs, “trade wars” and uncertainty surrounding changes in tariffs; inflation and global supply chain constraints on the Company’s business, results of operations, and financial condition; our expectation that we will maintain sufficient liquidity and remain in compliance with the terms of the Company’s credit facility; expectations about future demand and raw material costs; and statements regarding the impact of increased raw material costs and pricing initiatives. These forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, intentions, financial condition, results of operations, future performance, and business, which may differ materially from our actual results, including but not limited to the potential benefits of acquisitions and divestitures, the impacts on our business as a result of global supply chain constraints and other macroeconomic stresses and uncertainties, including political and geopolitical events, civil disturbances and endemics/pandemics or extreme weather events and other natural disasters that may adversely affect regional economic conditions, and our current and future results and plans and statements that include the words “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “outlook,” “target,” “possible,” “potential,” “plan” or similar expressions. Such statements include information relating to current and future business activities, operational matters, capital spending, and financing sources. A major risk is that demand for the Company’s products and services is largely derived from the demand for its customers’ products, which subjects the Company to uncertainties related to downturns in a customer’s business and unanticipated customer production slowdowns and shutdowns. Other major risks and uncertainties include, but are not limited to, inflationary pressures, including increases in raw material costs; supply chain constraints and the impacts of economic downturns; customer financial instability; high interest rates and their impact on our and our customers’ business operations; the impacts from acts of war, terrorism and military conflicts, including those in Ukraine and the Middle East as well as economic and political actions taken by various government organizations; economic and political disruptions globally and the possibility of regime changes; the possibility of economic recession; legislative and regulatory developments including changes to existing laws and regulations, or the way they are interpreted, applied or enforced; tariffs, trade restrictions, and the economic and other sanctions imposed by other nations on Russia and Belarus and/or other government organizations; suspensions of activities in Russia by many multinational companies; foreign currency fluctuations; significant changes in applicable tax rates and regulations and the potential impacts therefrom, including those arising from H.R.1, commonly known as the “One Big Beautiful Bill Act”; other acts of violence; the impacts of consolidation in our industry, including loss or consolidation of a major customer; the effects of climate change, fires, or other natural disasters; and the potential occurrence of cyber-security breaches, cyber-security attacks and other technology outages and security incidents. Furthermore, the Company is subject to the same business cycles as those experienced by our customers in the steel, automobile, aircraft, industrial equipment, aluminum and durable goods industries. Our forward-looking statements are subject to risks, uncertainties and assumptions about the Company and its operations that are subject to change based on various important factors, some of which are beyond our control. These risks, uncertainties, and possible inaccurate assumptions relevant to our business could cause our actual results to differ materially from expected and historical results. All forward-looking statements included in this presentation, including expectations about future periods, are based upon information available to the Company as of the date of this presentation, which may change. Therefore, we caution you not to place undue reliance on our forward-looking statements. For more information regarding these risks and uncertainties as well as certain additional risks that we face, refer to the Risk Factors section, which appears in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025, and in subsequent reports filed from time to time with the Securities and Exchange Commission. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason. ©2026 Quaker Houghton. All Rights Reserved 2 Forward-Looking Statements

The information in this presentation includes non-GAAP (unaudited) financial information that includes EBITDA, adjusted EBITDA, adjusted EBITDA margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP gross profit, non-GAAP gross margin, taxes on income before equity in net income of associated companies – adjusted, non-GAAP net income and non-GAAP earnings per diluted share. The Company believes these non-GAAP financial measures provide meaningful supplemental information as they enhance a reader’s understanding of the financial performance of the Company, facilitate a comparison among fiscal periods, and exclude items that management believes are not indicative of future operating performance or considered core to the Company’s operations. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for the financial information presented in accordance with GAAP. In addition, our definitions of EBITDA, adjusted EBITDA, adjusted EBITDA margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP gross profit, non-GAAP gross margin, taxes on income before equity in net income of associated companies – adjusted, non-GAAP net income, and non-GAAP earnings per diluted share, as discussed and reconciled below to the most comparable GAAP measures, may not be comparable to similarly named measures reported by other companies. The Company presents EBITDA, which is calculated as net income attributable to the Company before depreciation and amortization, interest expense, and taxes on income before equity in net income of associated companies. The Company also presents adjusted EBITDA, which is calculated as EBITDA plus or minus certain items that management believes are not indicative of future operating performance or considered core to the Company’s operations. In addition, the Company presents non-GAAP operating income, which is calculated as operating income plus or minus certain items that management believes are not indicative of future operating performance or considered core to the Company’s operations. The Company also presents non-GAAP gross profit, which is calculated as gross profit plus or minus certain items that management believes are not indicative of future operating performance or considered core to the Company’s operations. Additionally, the Company presents non-GAAP Adjusted EBITDA margin, non-GAAP operating margin, and non-GAAP gross margin, which are calculated as the percentage of adjusted EBITDA, non-GAAP operating income, and non-GAAP gross profit to consolidated net sales, respectively. The Company believes these non-GAAP measures provide transparent and useful information and are widely used by analysts, investors, and competitors in our industry, as well as by management in assessing the operating performance of the Company on a consistent basis. Additionally, the Company presents non-GAAP net income and non-GAAP earnings per diluted share as additional performance measures. Non-GAAP net income is calculated as adjusted EBITDA, defined above, less depreciation and amortization, interest expense, and taxes on income before equity in net income of associated companies, in each case adjusted, as applicable, for any depreciation, amortization, interest or tax impacts resulting from the non-core items identified in the reconciliation of net income attributable to the Company to adjusted EBITDA. Non-GAAP earnings per diluted share is calculated as non-GAAP net income per diluted share as accounted for under the “two-class share method.” The Company believes that non-GAAP net income and non-GAAP earnings per diluted share provide transparent and useful information and are widely used by analysts, investors, and competitors in our industry as well as by management in assessing the performance of the Company on a consistent basis. As it relates to future projections for the Company as well as other forward-looking information contained in this presentation, the Company has not provided guidance for comparable GAAP measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to determine with reasonable certainty the ultimate outcome of certain significant items necessary to calculate such measures without unreasonable effort. These items include, but are not limited to, certain non-recurring or non-core items the Company may record that could materially impact net income. These items are uncertain, depend on various factors, and could have a material impact on the U.S. GAAP reported results for the guidance period. The following charts should be read in conjunction with the Company’s second quarter earnings news release dated July 30, 2026, which has been furnished to the Securities and Exchange Commission on Form 8-K, the Company’s Annual Report for the year ended December 31, 2025, and the Company’s 10-Q for the period ended June 30, 2026. These documents may contain additional explanatory language and information regarding certain of the items included in the following reconciliations. ©2026 Quaker Houghton. All Rights Reserved 3 Non-GAAP Measures

Joe Berquist Chief Executive Officer, President Tom Coler Executive Vice President, Chief Financial Officer Robert T. Traub Senior Vice President, General Counsel & Corporate Secretary John Dalhoff Director, Investor Relations ©2026 Quaker Houghton. All Rights Reserved 4 Speakers

Q2’26 Highlights © 2026 Quaker Houghton. All Rights Reserved $533m Net Sales $158m Adjusted EBITDA1 5 $2.19 Non-GAAP Earnings per Diluted Share1 2.3x Leverage Ratio1,2 1 This is a non-GAAP measure, refer to the reconciliations of our non-GAAP measures to their most comparable GAAP measures provided within this presentation and in our SEC filings 2 Leverage ratio defined as gross debt minus cash and cash equivalents divided by trailing twelve month adjusted EBITDA $33m Operating Cash Flow Q2’26 YTD 2026 $1,013m Net Sales $3.82 Non-GAAP Earnings per Diluted Share1 Adjusted EBITDA1 $85m $29m Operating Cash Flow $24m Share Repurchases

Financial Snapshot

(Unaudited; Dollars in millions, unless otherwise noted)

	Q2 2026	Q2 2025	Variance[(1)]		YTD 2026	YTD 2025	Variance[(1)]	
GAAP								
Net sales	$ 532.6	$ 483.4	$ 49.2	10.2%	$1,013.0	$ 926.3	$ 86.7	9.4%
Gross profit	189.2	171.7	17.5	10.2%	365.9	333.0	33.0	9.9%
Gross margin (%)	35.5%	35.5%	—%		36.1%	35.9%	0.2%	
Operating income	40.6	(52.5)	93.1	(177.3%)	74.2	(24.9)	99.1	(398.1%)
Operating income margin (%)	7.6%	(10.9%)	18.5%		7.3%	(2.7%)	10.0%	
Net income	26.8	(66.6)	93.4	(140.3%)	46.5	(53.7)	100.2	(186.7%)
Earnings per diluted share	1.55	(3.78)	5.33	(141.0%)	2.68	(3.04)	5.72	(188.2%)
Non-GAAP [(2)]								
Non-GAAP gross profit	$ 189.2	$ 174.1	$ 15.1	8.7%	$ 365.9	$ 335.4	$ 30.5	9.1%
Non-GAAP profit margin (%)	35.5%	36.0%	(0.5%)		36.1%	36.2%	(0.1%)	
Non-GAAP operating income	55.3	50.6	4.6	9.2%	100.6	96.4	4.2	4.4%
Non-GAAP operating margin (%)	10.4%	10.5%	(0.1%)		9.9%	10.4%	(0.5%)	
Adjusted EBITDA	85.2	75.5	9.7	12.8%	157.7	144.5	13.2	9.1%
Adjusted EBITDA margin (%)	16.0%	15.6%	0.4%		15.6%	15.6%	—%	
Non-GAAP earnings per diluted share	2.19	1.71	0.48	28.1%	3.82	3.29	0.53	16.1%

Quaker Houghton. Forward Together

[1] Certain amounts may not calculate due to rounding

[2] These are non-GAAP measures. Refer to the reconciliations of our non-GAAP measures to their most comparable GAAP measures provided within this presentation and in our SEC filings.

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©2026 Quaker Houghton. All Rights Reserved

Sales volumes increased by 7% in Q2’26 compared to Q2’25, primarily due to new business wins across all segments. Sequentially, sales volumes increased by 7% in Q2’26 compared to Q1’26 Total Company Volume Trend1 (kilograms) 7 ©2026 Quaker Houghton. All Rights Reserved Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 1 The total company volume trend excludes volumes related to business impacted due to the war in Ukraine and volumes relating to the Sutai, Natech and Dipsol acquisitions.

©2026 Quaker Houghton. All Rights Reserved 8 Adjusted EBITDA1 (dollars in millions) Generated $85m of adjusted EBITDA in Q2’26, an increase of 13% year-over-year 1 This is a non-GAAP measure, refer to the reconciliations of our non-GAAP measures to their most comparable GAAP measures provided within this presentation and in our SEC filings. 2 The Company's reference to trailing twelve months adjusted EBITDA refers to the twelve-month period ended June 30, 2026 adjusted EBITDA of $312.4 million, which consists of (i) the six months ended June 30, 2026 adjusted EBITDA of $157.7 million and (ii) the twelve months ended December 31, 2025 adjusted EBITDA of $299.2 million less (iii) the six months ended June 30, 2025 adjusted EBITDA of $144.5 million. $257 $320 $311 $299 $312 2022 2023 2024 2025 Q2'26 LTM $75 $85 Q2 2025 Q2 20262

Leverage and Liquidity Update 9 ©2026 Quaker Houghton. All Rights Reserved 1 Leverage ratio, which is a non-GAAP measure, is defined as gross debt minus cash and cash equivalents divided by trailing twelve month adjusted EBITDA 2 Defined as net debt divided by trailing twelve month adjusted EBITDA, as calculated under the terms of the credit agreement $765 $787 $815 $774 $753 $696 $628 $561 $574 $549 $529 $519 $551 $735 $703 $691 $705 $721 Mar- 22 3.0x Jun- 22 3.2x Sep- 22 3.3x Dec- 22 3.0x Mar- 23 2.7x Jun- 23 2.3x Sep- 23 2.0x Dec- 23 1.8x Mar- 24 1.8x Jun- 24 1.7x Sep- 24 1.6x Dec- 24 1.7x Mar- 25 1.9x Jun- 25 2.6x Sep- 25 2.4x Dec- 25 2.3x Mar- 26 2.3x Jun- 26 2.3x Net Debt and Leverage Ratio1 (Dollars in Millions) • Total debt of $876 million • Cash and cash equivalents of $155 million • Net debt of $721 million • Leverage of 2.3x as of June 30, 20261 • Operating well within bank covenants ◦ Bank leverage of 2.1x as of June 30, 2026 ◦ Maximum permitted leverage of 4.25x2 • Healthy balance sheet and ample liquidity ◦ Amended our credit agreement in April 2026, extending nearest term maturity to April 2031 and increasing available credit with improved terms ◦ Q2’26 cost of debt on credit facility was ~4%

Appendix Actual and Non-GAAP Results

©2026 Quaker Houghton. All Rights Reserved 11 Non-GAAP Gross Profit and Operating Income Reconciliation (Unaudited; Dollars in thousands, unless otherwise noted) Three Months Ended June 30, Six Months Ended June 30, Non-GAAP Operating Income and Margin Reconciliations 2026 2025 2026 2025 Operating income (loss) $ 40,603 $ (52,510) $ 74,192 $ (24,886) Acquisition-related step-up inventory amortization — 6,022 — 6,022 Restructuring and related charges, net 8,116 8,793 15,497 23,383 Acquisition-related expenses 219 803 934 4,133 Gain on inventory and other adjustments — (3,927) — (3,927) Business transformation costs 4,113 — 5,772 — Impairment charges — 88,840 — 88,840 Duplicate headquarter lease costs 564 — 886 — Acquisition-related depreciation and amortization 1,586 1,681 3,194 1,681 Other charges 86 939 161 1,165 Non-GAAP operating income $ 55,287 $ 50,641 $ 100,636 $ 96,411 Non-GAAP operating margin (%) 10.4% 10.5% 9.9% 10.4 % Three Months Ended June 30, Six Months Ended June 30, Non-GAAP Gross Profit and Margin Reconciliations 2026 2025 2026 2025 Gross profit $ 189,204 $ 171,723 $ 365,939 $ 332,983 Acquisition-related step-up inventory amortization — 6,022 — 6,022 Gain on inventory and other adjustments — (3,604) — (3,604) Non-GAAP gross profit $ 189,204 $ 174,141 $ 365,939 $ 335,401 Non-GAAP profit margin (%) 35.5% 36.0% 36.1% 36.2%

Adjusted EBITDA Reconciliation

(Unaudited; Dollars in thousands, unless otherwise noted)

EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin Reconciliations:	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Net income attributable to Quaker Chemical Corporation	$ 26,835	$ (66,580)	$ 46,504	$ (53,658)
Depreciation and amortization	25,595	23,921	51,465	44,751
Interest expense	9,873	12,779	19,752	22,324
Taxes on income before equity in net income of associated companies	11,172	5,472	18,317	13,014
EBITDA	73,475	(24,408)	136,038	26,431
Equity income in a captive insurance company	(3,028)	(2,075)	(3,635)	(2,746)
Acquisition-related step-up inventory amortization	—	6,022	—	6,022
Restructuring and related charges, net	8,116	8,793	15,497	23,383
Acquisition-related expenses	219	803	934	4,133
Gain on inventory and other adjustments	—	(3,927)	—	(3,927)
Business transformation costs	4,113	—	5,772	—
Pension and postretirement benefit costs, non-service components	326	449	577	882
Impairment charges	—	88,840	—	88,840
Product liability claim reimbursement	(1,000)	—	(1,000)	—
Currency conversion impacts of hyper-inflationary economies	584	652	755	1,187
(Gain) loss on acquisition-related hedges	—	(592)	—	1,351
Gain on sale of assets	—	(357)	—	(2,534)
Debt modification and extinguishment costs	1,711	—	1,711	—
Duplicate headquarter lease costs	564	—	886	—
Other charges	86	1,279	161	1,505
Adjusted EBITDA	$ 85,166	$ 75,479	$ 157,696	$ 144,527
Adjusted EBITDA margin (%)	16.0 %	15.6 %	15.6 %	15.6 %

Quaker Houghton. Forward Together

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©2026 Quaker Houghton. All Rights Reserved

Adjusted EBITDA Reconciliation

(Unaudited; Dollars in thousands, unless otherwise noted)

	Twelve Months Ended December 31,			
EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin Reconciliations:	**2025**	**2024**	**2023**	**2022**
Net income attributable to Quaker Chemical Corporation	$ (2,488)	$ 116,644	$ 112,748	$ (15,931)
Depreciation and amortization	94,402	85,108	83,020	81,514
Interest expense	44,048	41,002	50,699	32,579
Taxes on income before equity in net income of associated companies	24,607	49,300	55,585	24,925
EBITDA	160,569	292,054	302,052	123,087
Equity income in a captive insurance company	(4,272)	(2,930)	(2,090)	1,427
Acquisition-related step-up inventory amortization	6,022	—	—	—
Restructuring and related charges, net	35,130	6,530	7,588	3,163
Acquisition-related expenses (credits)	12,031	1,454	(475)	10,990
Strategic planning expenses (credits)	579	(290)	4,704	14,446
Gain on inventory and other adjustments	(3,256)	—	—	—
Pension and postretirement benefit costs, non-service components	1,676	1,827	2,033	(1,704)
Executive transition costs	—	7,288	688	2,813
Customer insolvency costs	—	3,213	—	—
Currency conversion impacts of hyper-inflationary economies	2,216	811	7,849	1,617
Impairment charges	88,840	—	—	93,000
Loss on acquisition-related hedges	1,351	—	—	—
Gain on sale of assets	(2,534)	(492)	—	—
Multiemployer plan withdrawal charge	923	—	—	—
Brazilian non-income tax credits	(1,762)	—	—	—
Loss on extinguishment of debt	—	—	—	6,763
Other charges	1,725	1,453	(1,970)	1,548
Adjusted EBITDA	$ 299,238	$ 310,918	$ 320,379	$ 257,150

Quaker Houghton. Forward Together

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©2026 Quaker Houghton. All Rights Reserved

©2026 Quaker Houghton. All Rights Reserved 14 Non-GAAP EPS Reconciliation Three Months Ended June 30, Six Months Ended June 30, Non-GAAP Earnings per Diluted Share Reconciliations 2026 2025 2026 2025 GAAP earnings (loss) per diluted share attributable to Quaker Chemical Corporation common shareholders $ 1.55 $ (3.78) $ 2.68 $ (3.04) Equity income in a captive insurance company (0.18) (0.12) (0.21) (0.16) Acquisition-related step-up inventory amortization — 0.25 — 0.25 Restructuring and related charges, net 0.34 0.38 0.66 1.00 Acquisition-related expenses 0.01 0.05 0.04 0.19 Gain on inventory and other adjustments — (0.16) — (0.16) Business transformation costs 0.18 — 0.25 — Pension and postretirement benefit costs, non-service components 0.01 0.02 0.02 0.04 Impairment charges — 4.91 — 4.91 Product liability claim reimbursement (0.04) — (0.04) — Currency conversion impacts of hyper-inflationary economies 0.03 0.04 0.04 0.07 (Gain) loss on acquisition-related hedges — (0.02) — 0.06 Gain on sale of assets — (0.02) — (0.11) Debt modification and extinguishment costs 0.08 — 0.08 — Duplicate headquarter lease costs 0.03 — 0.04 — Other charges 0.01 0.04 0.01 0.04 Discrete tax items 0.10 0.05 0.12 0.13 Acquisition-related depreciation and amortization 0.07 0.07 0.13 0.07 Non-GAAP earnings per diluted share $ 2.19 $ 1.71 $ 3.82 $ 3.29

©2026 Quaker Houghton. All Rights Reserved 15 Segment Performance (Unaudited; Dollars in thousands, except per share amounts) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net sales Americas $ 236,513 $ 221,062 $ 450,241 $ 434,773 EMEA 158,436 139,923 300,519 269,201 Asia/Pacific 137,601 122,415 262,269 222,340 Total net sales $ 532,550 $ 483,400 $ 1,013,029 $ 926,314 Segment operating earnings Americas $ 57,241 $ 58,976 $ 111,188 $ 117,438 EMEA 32,740 24,995 58,301 48,388 Asia/Pacific 36,559 28,715 70,835 54,645 Total segment operating earnings 126,540 112,686 240,324 220,471 Restructuring and related charges, net (8,116) (8,793) (15,497) (23,383) Non-operating and administrative expenses (60,203) (50,860) (115,290) (101,577) Depreciation of corporate assets and amortization (17,618) (16,703) (35,345) (31,557) Operating income (loss) 40,603 (52,510) 74,192 (24,886) Other income (expense), net 406 (653) 383 (1,362) Interest expense (9,873) (12,779) (19,752) (22,324) Income (loss) before taxes and equity in net income of associated $ 31,136 $ (65,942) $ 54,823 $ (48,572)